TABLE OF CONTENTS

      USAA FAMILY OF FUNDS                                   1
      MESSAGE FROM THE PRESIDENT                             2
      INVESTMENT REVIEW                                      4
      MESSAGE FROM THE MANAGER                               5
      FINANCIAL INFORMATION
         Independent Auditors' Report                        8
         Portfolio of Investments                            9
         Notes to Portfolio of Investments                  11
         Statement of Assets and Liabilities                12
         Statement of Operations                            13
         Statements of Changes in Net Assets                14
         Notes to Financial Statements                      15









IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA GOLD FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (IMCO). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS WHICH GIVES FURTHER DETAILS ABOUT THE FUND.

USAA   WITH  THE  EAGLE  IS   REGISTERED   IN  THE  U.S.   PATENT  &   TRADEMARK
OFFICE. (COPYRIGHT)2000, USAA. ALL RIGHTS RESERVED.








USAA FAMILY OF FUNDS SUMMARY

         FUND                                             MINIMUM
       TYPE/NAME                     VOLATILITY          INVESTMENT
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets                  Very high                3,000
 First Start Growth(Registered
   Trademark)                      Moderate to high         3,000
 Gold                              Very high                3,000
 Growth                            Moderate to high         3,000
 Growth & Income                   Moderate                 3,000
 International                     Moderate to high         3,000
 S&P 500(Registered Trademark)
  Index                            Moderate                 3,000
 Science & Technology              Very high                3,000
 Small Cap Stock                   Very high                3,000
 World Growth                      Moderate to high         3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy                 Moderate                $3,000
 Cornerstone Strategy              Moderate                 3,000
 Growth and Tax
  Strategy                         Moderate                 3,000
 Growth Strategy                   Moderate to high         3,000
 Income Strategy                   Low to moderate          3,000

 INCOME - TAXABLE
===============================================================================
 GNMA(Registered Trademark)        Low to moderate         $3,000
 High-Yield Opportunities          High                     3,000
 Income                            Moderate                 3,000
 Income Stock                      Moderate                 3,000
 Intermediate-Term Bond            Low to moderate          3,000
 Short-Term Bond                   Low                      3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term                         Moderate                $3,000
 Intermediate-Term                 Low to moderate          3,000
 Short-Term                        Low                      3,000
 State Bond Income                 Moderate                 3,000

 MONEY MARKET
===============================================================================
 Money Market                      Very low                $3,000
 Tax Exempt
  Money Market                     Very low                 3,000
 Treasury Money
  Market Trust(Registered
  Trademark)                       Very low                 3,000
 State Money Market                Very low                 3,000
-------------------------------------------------------------------------------

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, WHICH ARE DISCUSSED IN THE FUNDS' PROSPECTUSES.

S&P 500(REGISTERED TRADEMARK)IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD, OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES OR THE FEDERAL ALTERNATIVE MINIMUM TAX.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

THE INVESTART(REGISTERED TRADEMARK) PROGRAM IS AVAILABLE FOR INVESTORS WITHOUT THE $3,000 INITIAL INVESTMENT REQUIRED TO OPEN AN IMCO MUTUAL FUND ACCOUNT. A MUTUAL FUND ACCOUNT CAN BE OPENED WITH NO INITIAL INVESTMENT IF YOU ELECT TO HAVE MONTHLY AUTOMATIC INVESTMENTS OF AT LEAST $50 FROM A BANK ACCOUNT. INVESTART IS NOT AVAILABLE ON TAX-EXEMPT FUNDS OR THE S&P 500 INDEX FUND. THE MINIMUM INITIAL INVESTMENT FOR IRAs IS $250, EXCEPT FOR THE $2,000 MINIMUM REQUIRED FOR THE S&P 500 INDEX FUND. IRAs ARE NOT AVAILABLE FOR TAX-EXEMPT FUNDS. THE GROWTH AND TAX STRATEGY FUND IS NOT AVAILABLE AS AN INVESTMENT FOR YOUR IRA BECAUSE THE MAJORITY OF ITS INCOME IS TAX EXEMPT.

CALIFORNIA, FLORIDA, NEW YORK, TEXAS, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY.

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE.

FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL 1-800-531-8181 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST.









MESSAGE FROM THE PRESIDENT


[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA,
 APPEARS HERE]


--------------------------------------------------------------------------------
THE FIRST FIVE MONTHS OF 2000 WERE AS FASCINATING AND CHALLENGING A PERIOD AS INVESTORS HAVE SEEN IN A LONG TIME. IT WAS FRAMED BY TWO EVENTS THAT WERE STUNNINGLY OPPOSITE TO ONE ANOTHER.
--------------------------------------------------------------------------------

The more notable of the two was the precipitous drop of the NASDAQ Index. This market gauge is dominated by the tech stocks which created the stupendous returns of 1999. Many mutual funds could boast triple-digit returns for 12-month periods, and the valuation of tech stocks in general reached undreamt-of levels. More traditional investors struggled with the triple-digit price/earnings ratios of the techs, and the retort was that this was the new economy. Then, about three months into 2000, the trend cracked. The NASDAQ began falling, and it fell hard. There were numerous drops of 5% or more in a day, very severe for an entire index.

The second event was at the opposite end of the investment spectrum. Most people were highly aware that the Federal Reserve (the Fed) was getting serious about inflation and was raising interest rates. Therefore, bonds were a bad investment? Wrong!

The Fed indeed raised short-term rates more than once. But something else was happening. The federal government continued to run a budget surplus, and that surplus has begun to be applied to the national debt. The Treasury began to retire its 30-year bond. The effect was that by early June the six-month Treasury bill yielded over 6.30%, but the 30-year bond, which had long been the benchmark for the entire bond market, had a yield of 5.91%. Not only could you get a higher rate of interest investing for 180 days instead of 30 years, but if you happened to already own the 30-year bond, you received the benefit of a run-up in its price.

In May THE WALL STREET JOURNAL reported that one of the world's foremost hedge funds had suspected that tech stocks would drop, but missed the opportunity to get out ahead of the event.

And there was no forewarning of what happened in the bond market. Once again, at a pair of major market turns most investors were surprised. And that is why we continue to believe that a well-allocated portfolio, set up before the fact, is an excellent way to approach investing.


Sincerely,


Michael J.C. Roth, CFA
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD


FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.








INVESTMENT REVIEW


USAA GOLD FUND

OBJECTIVE: Long-term capital appreciation and to protect the purchasing power of shareholders' capital against inflation; secondary objective of current income.

TYPES OF INVESTMENTS: Invests principally in equity securities of domestic and foreign gold exploration, mining, or processing companies.



--------------------------------------------------------------------------------
                                          5/31/00            5/31/99
--------------------------------------------------------------------------------
Net Assets                             $71.5  Million    $82.5  Million
Net Asset Value Per Share                  $4.87             $5.33
--------------------------------------------------------------------------------
Average Annual Total Returns as of 5/31/00
--------------------------------------------------------------------------------
            1 YEAR                 5 YEARS              10 YEARS
            -8.63%                 -11.54%               -4.45%
--------------------------------------------------------------------------------

TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


                      CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Gold Fund, the S&P 500 Index, the Philadelphia Gold & Silver Index, and the London Gold for the period of 5/31/90 through 5/31/00. The data points from the graph are as follows:

              USAA Gold             S&P 500        Philadelphia     London Gold
                Fund                 Index         (XAU) Index        Bullion
             -----------          -----------      ------------     -----------

05/31/90       $10,000              $10,000          $10,000         $10,000
11/30/90         8,232                9,084            7,939          10,600
05/31/91         8,241               11,176            7,667           9,927
11/30/91         8,701               10,927            7,836          10,090
05/31/92         7,982               12,275            6,987           9,296
11/30/92         7,411               12,942            6,129           9,205
05/31/93        11,810               13,698           10,348          10,397
11/30/93        11,317               14,246           11,056          10,216
05/31/94        11,472               14,280           11,206          10,676
11/30/94        10,679               14,395            9,565          10,552
05/31/95        11,707               17,159           11,176          10,585
11/30/95        11,369               19,711           11,280          10,682
05/31/96        14,476               22,034           13,867          10,757
11/30/96        11,678               25,200           11,194          10,227
05/31/97        10,532               28,520            9,715           9,519
11/30/97         6,835               32,383            6,596           8,175
05/31/98         7,642               37,263            6,958           8,087
11/30/98         7,225               40,052            6,609           8,145
05/31/99         6,939               45,100            5,669           7,398
11/30/99         7,590               48,420            6,244           8,025
05/31/00         6,340               49,822            5,242           7,499

DATA FROM 5/31/90 THROUGH 5/31/00.


THE GRAPH ILLUSTRATES THE COMPARISON OF A $10,000 HYPOTHETICAL INVESTMENT IN THE USAA GOLD FUND; THE S&P 500 INDEX, WHICH IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS (IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE S&P 500 INDEX); THE PHILADELPHIA GOLD & SILVER INDEX, REPRESENTING NINE HOLDINGS IN THE GOLD & SILVER SECTOR, TYPICALLY REFERRED TO AS THE XAU; AND LONDON GOLD, A TRADITIONAL GOLD BULLION INDEX.









MESSAGE FROM THE MANAGER


[PHOTOGRAPH OF PORTFOLIO MANAGER, MARK JOHNSON, CFA, APPEARS HERE]


THE GOLD MARKET

Gold prices ended the May 31, 2000, fiscal year at $272.25 per ounce, just slightly higher than the $268.60 price a year ago. This lack of progress on the price front, however, masked a fair degree of volatility. The year began on a sour note with short sellers building ever-larger positions, driving prices down to a 20-year low of $252.80 on July 20, 1999. By September, the borrowing requirements of short sellers had driven one-month lease rates above 4% (1% is considered about normal), leaving the market in a tenuous and strained position. When the International Monetary Fund abandoned its gold sales plan and 15
European central banks pledged specific selling and lending caps, a classic short seller squeeze ensued. The one-month lease rate peaked at over 10% on September 29, 1999, and on October 5, 1999, the gold price hit $325.50.

Unfortunately, gold consumers were rattled by a 29% price jump in just 11 weeks and reined in demand. With the short sellers out of the way and consumer demand damaged, prices began to decline. Perhaps most important, however, the extremely strong U.S. dollar meant that while gold prices in U.S. dollar terms declined significantly since October, prices remained high in local currency terms for foreign and generally price-sensitive consumers.

Looking forward, it appears that the gold price is hostage to the U.S. dollar. If there is a historical analogy for the current environment, it probably can be found in the 1980s. The early Reagan years saw a strong U.S. dollar. When the dollar peaked in early 1985, gold hit a decade-low price of $282.50. Over the next 30 months, the dollar weakened, and gold rallied to the mid $400s.

Although purchasing-power-parity studies indicate that the dollar is overpriced, it's impossible to make predictions about the direction of the U.S. dollar with any degree of conviction. In the interim, gold investors can take some comfort from a compelling supply/ demand picture. In 1999, demand (defined as end-user fabrication plus bar hoarding) equaled 3,952 metric tonnes, while supply (defined as mine supply plus scrap recovery) came in at 3,189 tonnes. This 763-tonne gap was filled mostly by central bank sales and lending, implying that ongoing central bank sales are needed just to keep the lid on prices.

FUND PERFORMANCE AND STRATEGY

Total return for the USAA Gold Fund was -8.63% for the fiscal year ending May 31, 2000. In fact, the common shares of most mining companies traded down for the year despite the slightly higher gold price. In our opinion, this largely reflects investor disillusionment with corporate managements. A number of managements put on hedge positions last summer when gold prices were at their lows, and those hedge books are now in loss positions. At current levels we think that gold mining stocks represent a good value assuming $270 per ounce gold.

Four stocks performed particularly well during the year. Acacia Resources was up 53.5% on a tender offer. Anglo American Platinum (+50.5%) and Impala Platinum (+39.4%) benefited from higher platinum prices. Pangea Goldfields (+37.6% from time of purchase during the fiscal year) reported good exploration results.

On the other hand, five stocks performed especially poorly. The worst performer was Ashanti Goldfields, which ran into financial problems as a result of a poorly structured hedge book. Lihir Gold encountered operational problems, which now appear largely fixed. Small exploration and development companies did poorly as a general rule, and three of our small holdings in the category (Geomaque Explorations, Romarco Minerals, and Francisco Gold) were no exception.

Our strategy is to emphasize well-managed and prudently financed low-cost producers, that have good production or reserve growth potential that sell at reasonable valuations on a risk-adjusted basis. We endeavor to improve the Fund's quality and growth prospects by redeploying assets from stocks that no longer meet the above criteria to ones that do. In that regard, five positions were exited either by sale or because of merger activity. Also, in the course of the fiscal year, nine new positions were established.


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


---------------------------------------------------------------
Sold                                                  Purchased
---------------------------------------------------------------
Ashanti Goldfields Co. Ltd. GDR          Apex Silver Mines Ltd.
Geomaque Explorations Ltd.            Cumberland Resources Ltd.
Resolute Ltd.                                  Glamis Gold Ltd.
                                      Kingsgate Consoidated NL
                                       Manhattan Minerals Corp.
                                           Newcrest Mining Ltd.
                                        Pangee Goldfields, Inc.
                                         Romarco Minerals, Inc.
--------------------------------------------------------------
                                   Acquired Pursuant to Tender
Tendered                             or other Corporate Action
--------------------------------------------------------------
Acacia Resources Ltd.                       Anglogold Ltd. ADR
Euro-Nevada Mining Corp. Ltd.
--------------------------------------------------------------



-------------------------------------------
          Top 10 Equity Holdings
            (% of Net Assets)
-------------------------------------------
BarrickGold Corp.                       8.8
Goldcorp, Inc. "A"                      8.2
Franco-Nevada Mining Corp. Ltd.         6.4
Meridian Gold, INc.                     5.7
Co. deMinas Buenaventura S.A.-ADR       5.3
Agnico-Eagle Mines, Ltd.                5.1
Harmony Gold Mining Co., Ltd.           4.8
GoldFields Ltd.                         4.3
PlacerDome, Inc.                        4.3
Stillwater Mining Co.                   4.3
-------------------------------------------





FOREIGN AND GOLD INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

SEE PAGE 9 FOR A COMPLETE LISTING OF THE PORTFOLIO OF INVESTMENTS.









INDEPENDENT AUDITORS' REPORT


KPMG


The Shareholders and Board of Trustees

USAA GOLD FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Gold Fund, a series of the USAA Investment Trust, as of May 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights, presented in note 8 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Gold Fund as of May 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                    KPMG LLP


San Antonio, Texas
July 7, 2000









USAA GOLD FUND
PORTFOLIO OF INVESTMENTS

MAY 31, 2000



                                                                         MARKET
  NUMBER                                                                  VALUE
OF SHARES                    SECURITY                                     (000)
--------------------------------------------------------------------------------

                         COMMON STOCKS (97.4%)

            AFRICAN GOLD COMPANIES (15.2%)
  150,000   Anglogold Ltd. ADR                                           $ 2,934
  850,000   Goldfields Ltd.                                                3,073
   50,000   Goldfields Ltd. ADR                                              197
  700,000   Harmony Gold Mining Co. Ltd.                                   3,415
  330,000   Randgold Resources, Ltd. GDR *, (a)                            1,237
--------------------------------------------------------------------------------
                                                                          10,856
--------------------------------------------------------------------------------
            AUSTRALIAN GOLD COMPANIES (10.1%)
2,000,000   Delta Gold NL                                                  1,633
  500,000   Kingsgate Consolidated NL *                                      172
4,000,000   Lihir Gold Ltd. *                                              1,302
1,500,000   Newcrest Mining Ltd. *                                         3,066
  875,000   Ranger Minerals NL *                                           1,074
--------------------------------------------------------------------------------
                                                                           7,247
--------------------------------------------------------------------------------
            NORTH AMERICAN GOLD COMPANIES (50.7%)
  675,000   Agnico-Eagle Mines Ltd.                                        3,628
  350,000   Barrick Gold Corp.                                             6,322
  275,000   Cumberland Resources Limited *                                   248
  150,000   Francisco Gold Corp. *                                           551
  375,000   Franco-Nevada Mining Corp. Ltd.                                4,544
  300,000   Freeport-McMoRan Copper & Gold, Inc. "A" *                     2,680
  700,000   Glamis Gold Ltd. *                                             1,312
  900,000   Goldcorp, Inc. "A" *                                           5,888
  275,000   Manhattan Minerals Corp. *                                       573
  750,000   Meridian Gold, Inc. *                                          4,078
   75,000   Newmont Mining Corp.                                           1,730
  250,000   Pangea Goldfields, Inc. *                                        826
  375,000   Placer Dome, Inc.                                              3,094
  800,000   Rio Narcea Gold Mines Ltd. *                                     620
  300,000   Romarco Minerals, Inc. *                                         130
--------------------------------------------------------------------------------
                                                                          36,224
--------------------------------------------------------------------------------
            SOUTH AMERICAN GOLD COMPANIES (5.3%)
  250,000   Compania de Minas Buenaventura S.A. ADR                        3,766
--------------------------------------------------------------------------------
            PRECIOUS METALS AND MINERALS COMPANIES (16.1%)
  350,000   Aber Resources Ltd. *                                          2,021
   70,000   Anglo American Platinum Corp.                                  1,938
   75,000   Apex Silver Mines Ltd. *                                         863
   37,500   Apex Silver Mines Ltd. Warrants *, (a)                            75
  150,000   Dia Met Minerals Ltd. "A" *                                    1,878
   50,000   Impala Platinum Holdings Ltd.                                  1,671
  110,000   Stillwater Mining Co. *                                        3,087
--------------------------------------------------------------------------------
                                                                          11,533
--------------------------------------------------------------------------------
            Total Common Stocks (cost: $94,398)                           69,626
--------------------------------------------------------------------------------


  PRINCIPAL
   AMOUNT
   (000)
  ---------
                         MONEY MARKET INSTRUMENT (2.8%)

  $ 1,986   Federal Home Loan Bank, Discount Note,
             6.30%, 6/01/2000 (cost: $1,986)                               1,986
--------------------------------------------------------------------------------
            Total Investments (cost: $96,384)                            $71,612
================================================================================









USAA GOLD FUND
NOTES TO PORTFOLIO OF INVESTMENTS

MAY 31, 2000



GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

GDR - Global Depositary Receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.


SPECIFIC NOTES

(a) Illiquid security valued using methods determined by the Manager under the general supervision of the Board of Trustees. At May 31, 2000, these securities represented 1.8% of the Fund's net assets.

* Non-income producing security.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.










USAA GOLD FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

MAY 31, 2000


ASSETS
   Investments in securities, at market value (identified cost of $96,384)        $ 71,612
   Cash                                                                                  5
   Receivables:
      USAA Transfer Agency Company                                                       2
      Capital shares sold                                                               10
      Dividends and interest                                                            33
                                                                                  --------
         Total assets                                                               71,662
                                                                                  --------

LIABILITIES
   Securities purchased                                                                 19
   Capital shares redeemed                                                              33
   USAA Investment Management Company                                                   47
   Accounts payable and accrued expenses                                                60
   Dividends on capital shares                                                          19
                                                                                  --------
         Total liabilities                                                             178
                                                                                  --------
            Net assets applicable to capital shares outstanding                   $ 71,484
                                                                                  ========

REPRESENTED BY:
   Paid-in capital                                                                $142,546
   Accumulated undistributed net investment loss                                        (7)
   Accumulated net realized loss on investments                                    (46,283)
   Net unrealized depreciation of investments                                      (24,772)
                                                                                  --------
            Net assets applicable to capital shares outstanding                   $ 71,484
                                                                                  ========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                  14,674
                                                                                  ========
   Net asset value, redemption price, and offering price per share                $   4.87
                                                                                  ========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.











USAA GOLD FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

YEAR ENDED MAY 31, 2000



Net investment income:
   Income:
      Dividends (net of foreign taxes withheld of $30)         $    859
      Interest                                                      113
                                                               --------
         Total income                                               972
                                                               --------
   Expenses:
      Management fees                                               623
      Transfer agent's fees                                         447
      Custodian's fees                                               87
      Postage                                                        65
      Shareholder reporting fees                                     14
      Trustees' fees                                                  3
      Registration fees                                              30
      Professional fees                                              39
      Other                                                           4
                                                               --------
         Total expenses                                           1,312
                                                               --------
            Net investment loss                                    (340)
                                                               --------
Net realized and unrealized loss on investments and foreign
  currency:
   Net realized loss on:
      Investments                                                (2,197)
      Foreign currency transactions                                  (8)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                (2,614)
      Foreign currency translations                                  (1)
                                                               --------
            Net realized and unrealized loss                     (4,820)
                                                               --------
Decrease in net assets resulting from operations               $ (5,160)
                                                               ========




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA GOLD FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

YEARS ENDED MAY 31,



                                                             2000        1999
                                                           ---------------------
From operations:
   Net investment loss                                     $   (340)   $   (118)
   Net realized loss on investments                          (2,197)    (14,856)
   Net realized loss on foreign currency transactions            (8)        (14)
   Change in net unrealized appreciation/depreciation of:
      Investments                                            (2,614)      8,015
      Foreign currency translations                              (1)          5
                                                           --------------------
      Decrease in net assets resulting from operations       (5,160)     (6,968)
                                                           --------------------
From capital share transactions:
   Proceeds from shares sold                                 65,995      66,230
   Cost of shares redeemed                                  (71,842)    (69,997)
                                                           --------------------
      Decrease in net assets from capital share
         transactions                                        (5,847)     (3,767)
                                                           --------------------
Net decrease in net assets                                  (11,007)    (10,735)
Net assets:
   Beginning of period                                       82,491      93,226
                                                           --------------------
   End of period                                           $ 71,484    $ 82,491
                                                           ====================
Accumulated undistributed net investment loss:
   End of period                                           $     (7)   $     (2)
                                                           ====================
Change in shares outstanding:
   Shares sold                                               11,868      12,316
   Shares redeemed                                          (12,669)    (12,712)
                                                           --------------------
      Decrease in shares outstanding                           (801)       (396)
                                                           ====================




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA GOLD FUND
NOTES TO FINANCIAL STATEMENTS

MAY 31, 2000



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of 11 separate funds. The information presented in this annual report pertains only to the USAA Gold Fund (the Fund). The Fund's primary investment objective is to seek long-term capital appreciation and to protect the purchasing power of shareholders' capital against inflation. Current income is a secondary objective. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the great majority of the Fund's assets in equity securities of domestic and foreign gold exploration, mining, or processing companies. The Fund concentrates its investments in equity securities of companies principally engaged in gold exploration, mining, or processing and therefore may be exposed to more risk than portfolios with a broader industry diversification.

A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications were made to the statement of assets and liabilities to decrease paid-in capital by $9,802,000, to increase accumulated undistributed net investment income by $343,000, and to decrease accumulated net realized loss on investments by $9,459,000.

C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. FOREIGN CURRENCY TRANSLATIONS - The assets of the Fund may be invested in the securities of foreign issuers. Since the accounting records of the Fund are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains (losses) occurring during the holding period of investments are a component of realized gain (loss) on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains (losses) arise from sales of foreign currency, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains (losses) have been reclassified from accumulated net realized gain (loss) to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income (loss) for tax purposes. Net unrealized foreign currency exchange gains (losses) arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

E. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had three borrowings, averaging $2,142,000 with an average length of two days, and incurred $1,000 in interest expense.

(3) DISTRIBUTIONS

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At May 31, 2000, the Fund had capital loss carryovers for federal income tax purposes of approximately $45,973,000 which will expire between 2001 - 2009. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended May 31, 2000, were $22,247,000 and $28,662,000, respectively.

Gross unrealized appreciation and depreciation of investments at May 31, 2000, were $5,354,000 and $30,126,000, respectively.

(5) FOREIGN CURRENCY CONTRACTS

A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund giving up the opportunity for potential profit.

At May 31, 2000, the Fund had no open foreign currency contracts.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .75% of its annual average net assets.

B. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing, best-efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.



(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                               YEAR ENDED MAY 31,
                          ------------------------------------------------------------
                              2000        1999        1998         1997         1996
                          ------------------------------------------------------------
Net asset value at
  beginning  of period    $   5.33     $   5.87     $   8.09     $  11.12     $   9.00
Net investment loss           (.02)(a)     (.01)(a)     (.03)(a)     (.01)(a)     (.02)
Net realized and
  unrealized gain (loss)      (.44)        (.53)       (2.19)       (3.02)        2.15
Distributions from net
  investment income            -            -            -            -           (.01)
                          ------------------------------------------------------------
Net asset value at
  end of period           $   4.87     $   5.33     $   5.87     $   8.09     $  11.12
                          ============================================================
Total return (%) *           (8.63)       (9.20)      (27.44)      (27.25)       23.66
Net assets at end of
  period (000)            $ 71,484     $ 82,491     $ 93,226     $121,169     $167,067
Ratio of expenses to
  average net assets (%)      1.58         1.52         1.46         1.31         1.33
Ratio of net investment
  loss to average
  net assets (%)              (.41)        (.13)        (.42)        (.11)        (.14)
Portfolio  turnover (%)      27.60        33.48        19.62        26.40        16.48

  * Assumes reinvestment of all dividend income and capital gain distributions during the period.
(a) Calculated using weighted average shares.








TRUSTEES
Robert G. Davis, CHAIRMAN OF THE BOARD
Michael J.C. Roth, VICE CHAIRMAN OF THE BOARD
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER, AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

TELEPHONE ASSISTANCE HOURS
Call toll free - Central Time
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.
Sundays 11:30 a.m. to 8:00 p.m.

INTERNET ACCESS
USAA.COM(Service Mark)

FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

RECORDED MUTUAL FUND PRICE QUOTES
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

MUTUAL FUND USAA TOUCHLINE(REGISTERED TRADEMARK)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777